UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2021

E2open Parent Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39272	86-1874570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 Great Hills Trail, Suite 300E

Austin, TX

(address of principal executive offices)

78759

(zip code)

866-432-6736

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ETWO	New York Stock Exchange
Warrants to purchase one share of Class A Common Stock at an exercise price of $11.50	ETWO WS	New York Stock Exchange

Item 3.01Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 19, 2021, E2open Parent Holdings, Inc. (the “Company”) received a notice from the New York Stock Exchange (the “NYSE”) indicating that it is not in compliance with NYSE’s continued listing requirements under the timely filing criteria established in Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file the Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “2020 Form 10-K”) for CC Neuberger Principal Holdings I (“CCNB1”). As previously disclosed, on February 4, 2021, CCNB1 and E2open Holdings, LLC (“E2open”) completed a business combination through a series of mergers (the “Business Combination”) whereby CCNB1 changed its name to E2open Parent Holdings, Inc. and changed its fiscal year to February 28, 2021 to align with E2open’s fiscal year. The 2020 Form 10-K solely relates to CCNB1 prior to the closing of the Business Combination.

As disclosed in the Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2021, the 2020 Form 10-K was delayed due to the timing of the closing of the Business Combination and the significant transition in accounting personnel as a result. At the time of the filing of the Form 12b-25, the Company expected to timely file the 2020 Form 10-K no later than the fifteenth calendar day following the original prescribed due date and was on track to meet the extended deadline. However, as a result of the publication of the SEC Staff Statement discussed below under Item 4.02, the Company was unable to timely file the 2020 Form 10-K within the extended deadline.

Under the NYSE’s rules, the Company has six months from March 31, 2021 to file the 2020 Form 10-K with the SEC and can regain compliance with the NYSE listing standards before that deadline by filing the Form 10-K with the SEC. As required by the NYSE rules, on April 23, 2021, the Company issued a press release regarding various topics including the matters described in this Item 3.01. A copy of the press release is included as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 4.02(a)Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)

On April 28, 2020, CCNB1 issued 41,400,000 units in its initial public offering (“IPO”), each unit consisting of 1 share of common stock and 1/3 of a warrant for the purchase of 13,800,000 Class A ordinary shares at $11.50 per share. Simultaneously with the closing of the IPO, CCNB1 issued warrants through a private placement to purchase 10,280,000 Class A ordinary shares at $11.50 per share. CCNB1 also entered into a Forward Purchase Agreement whereby, amongst other terms, it agreed to issue warrants to purchase 5,000,000 Class A ordinary shares at $11.50 per share upon the successful completion of the business combination, which warrants were issued on or about February 4, 2021.

On April 12, 2021, the SEC issued a public statement entitled Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”). This public statement highlighted the complex nature of warrants issued in connection with a SPAC’s formation and initial registered offering and the potential accounting implications of certain terms that may be common in warrants included in SPAC transactions to determine if any errors exist in previously-filed financial statements.

Based on this release by the SEC, the Company and WithumSmith+Brown, PC (“Withum”), the independent registered public accounting firm of CCNB1 who, as previously reported, will be replaced as the Company’s independent registered public accounting firm following the 2020 Form 10-K, determined that an evaluation of the accounting for the warrants was necessary. Under GAAP, an equity-linked financial instrument, such as a warrant, must be considered indexed to a company’s own stock in order to qualify for equity classification. If an event is not within a company’s control that requires cash settlement, potential changes to the settlement amounts dependent upon the characteristics of the holder of the warrant could result in the warrant being classified as an asset or a liability rather than equity resulting in fair value measurement each reporting period. The CCNB1 warrants include a cash settlement feature that could arise in certain events (specifically, in the event of a tender or exchange offer made to and accepted by holders of more than 50% of the outstanding shares of the Company’s Class A common stock, all holders of the warrants would be entitled to receive cash for their warrants). Based on the Staff Statement, the Company is of the view that the warrants should have been accounted for as a liability, recorded at fair value at the date of issuance and marked to market at each balance sheet date and that all changes in fair value should have been recorded in earnings.

On April 19, 2021, management of the Company determined, with consultation of the Audit Committee of its Board of Directors, that the reclassifications resulting from the evaluation were material and that it was appropriate for the Company to restate its unaudited condensed financial statements for the three months ended June 30, 2020 and period from January 14, 2020 (inception) through June 30, 2020 and three months ended September 30, 2020 and period from January 14, 2020 (inception) through September 30, 2020, as well as the audited financial statements for the period from January 14, 2020 (inception) through December 31, 2020, to correct accounting errors associated with the accounting for the Company’s warrants as further described above. Accordingly, the financial statements referred to in the preceding sentence should not be relied upon. Authorized officers of the Company, as well as its Audit Committee, discussed with Withum the matters disclosed pursuant to Item 4.02(a).

The reclassification of the warrants as components of liabilities instead of as equities will have no impact on the Company’s liquidity, cash flows, revenues or gross profit.

Until the Company has reissued the restated financial statements for the periods discussed above, investors and other readers of the Company’s filings with the SEC are cautioned to not rely on the financial statements in question as they are affected by the accounting issues described above. Similarly, related press releases, earnings releases and investor communications describing the financial statements for these periods should no longer be relied upon.

On April 23, 2021, the Company issued a press release regarding various topics including non-reliance on the financial statements. A copy of the press release is included as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number		Description

99.1	—	Press release, dated April 23, 2021
104	—	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the Requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

E2open Parent Holdings, Inc.

Date: April 23, 2021	By:	/s/ Laura L. Fese
Laura L. Fese
Executive Vice President and General Counsel

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